UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares Trust
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(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares S&P Global Infrastructure Index Fund	NYSE Arca, Inc.	26-0711518

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                              [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                           333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:      None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares S&P Global Infrastructure Index Fund, reference is made to Post-Effective
Amendment No. 96 to the Registrant’s registration statement on Form N-1A, filed with the
Securities and Exchange Commission on August 9, 2007 pursuant to paragraph (a) of Rule
485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment
Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Agreement and Declaration of Trust, incorporated herein by reference to
Exhibit (a) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A dated September 19, 2006 (File Nos. 333-92935; 811-09729) (“PEA No. 53”).

2.           Registrant’s Restated Certificate of Trust, incorporated by reference to Exhibit (a.1)
of PEA No. 53.

3.           Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 74 to the registration statement on Form
N-1A dated March 23, 2007 (File Nos. 333-92935; 811-09729).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form  8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: December 11, 2007	iSHARES TRUST By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary